SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             March 25, 2004


                  INTERSTATE BAKERIES CORPORATION
                  -------------------------------
      (Exact name of Registrant as specified in its charter)

Delaware                            1-11165                       43-1470322
----------------------------------------------------------------------------
(State or other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
 Incorporation)                                             Identification No.)




12 East Armour Boulevard, Kansas City, Missouri                        64111
----------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (816) 502-4000
                                                   --------------


                              ___________
------------------------------------------------------------------------------
   (Former name or former address, if changed since last report)

Item 7.         Financial Statements and Other Exhibits

      (c)  Exhibits

      Exhibit No.    Description

      Exhibit 99 Interstate Bakeries Corporation press release dated March 25, 2004.

Item 12.   Results of Operations and Financial Condition

      On March 25, 2004, Interstate Bakeries Corporation issued a press release announcing that based upon preliminary results for its fiscal third quarter ended March 6, 2004, it expects to report a net loss for the quarter of approximately $.08 to $.12 per diluted share on a net sales decline of approximately 2.5 percent from the prior year. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

      The information contained in this Item 12 and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                               * * *

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               INTERSTATE BAKERIES CORPORATION


Date: March 25, 2004
                               By:  /s/ James R. Elsesser
                                    -------------------------------
                                    James R. Elsesser
                                    Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


      Exhibit No.    Description

      Exhibit 99 Interstate Bakeries Corporation press release dated March 25, 2004.